Defined Asset Funds

                        Select Ten Performance Summary


Time In the Market
Average Annual Total Returns through 12/31/95: Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

                                      3 year        5 year        10 year        15 year        20 year        25 year

Strategy Stocks                         21.63%        21.06%         18.21%         19.08%         17.72%         17.04%

Dow Jones Industrial Average*           18.69%        17.33%         16.34%         16.04%         14.00%         12.05%

S&P 500*                                15.16%        16.50%         14.79%         14.62%         14.37%         12.03%



[A mountain chart, captioned "Potential Growth of $10,000 invested in 1971 through 9/30/96", compares the performances of the Strategy Stocks (blue), Dow Jones Industrial Average (mauve), and S&P 500 (green) beginning in 1971, and increasing in two year increments, ending in 1995. Three boxes in the upper left quadrant indicates the components of the chart. The x axis reflects the three specific dollar amounts that correspond to the three different strategies; $194,095 equals the S&P 500; $200,916 equals the Dow Jones Industrial Average; $596,047 equals the Strategy Stocks; the y axis reflects years.]


Timing The Market
Annual Total Returns (Periods ending December 31)

                         1971       1972       1973       1974       1975       1976       1977       1978       1979       1980

Strategy Stocks           2.47%     23.26%     -1.02%     -0.31%     57.02%     34.81%     -0.83%      0.16%     12.35%     26.37%

Dow Jones Industrial      9.79%     18.21%    -13.12%    -23.14%     44.40%     22.72%    -12.71%      2.69%     10.52%     21.41%

Average*

S&P 500                  14.31%     18.98%    -14.66%    -26.47%     36.92%     23.53%     -7.19%      6.39%     18.02%     31.50%


                         1981       1982       1983       1984       1985       1986       1987       1988       1989       1990

Strategy Stocks           7.47%     25.46%     38.46%      7.34%     28.63%     34.57%      6.97      21.50%     27.30%     -7.94%

Dow Jones Industrial     -3.40%     25.79%     25.68%      1.06%     32.78%     26.91%      6.02%     15.95%     31.71%     -0.57%

Average*

S&P 500                  -4.83%     20.26%     22.27%      5.95%     31.43%     18.37%      5.67%     16.58%     31.11%     -3.20%


                                      1991          1992          1993          1994          1995          9/30/96
Strategy Stocks                        33.37%         8.32%        26.92%         3.89%        36.48%           16.64%

Dow Jones Industrial Average           23.93%         7.34%        16.72%         4.95%        36.48%           16.81%

S&P 500                                30.51%         7.67%         9.97%         1.30%        37.10%           13.37%

--------------
     *Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.


Notes:

The data above represent past performance and there is no guarantee of future results of Strategy Stocks or any Select Ten Portfolio. The figures compare hypothetical performance of the Select Ten Strategy Stocks (not any actual Portfolio) with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The figures do not reflect sales charges, commissions, expenses or taxes. Portfolio performance will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and other expenses among other reasons. Annual total returns represent price changes plus dividends distributed. Average annual total returns and the chart show dividends reinvested at each year end.

If fund sales charges and expenses are deducted, the Strategy Stocks would have outperformed the Dow Jones Industrial Average and the S&P 500 index 14 out of the last 25 years.


Select Term Portfolio

The Dow Jones Industrial Average

The Dow Jones Industrial Average (DJIA) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal
Procter & Gamble
J.P. Morgan
American Express
3M
International Paper
Du Pont
Philip Morris
Eastman Kodak
United Technologies
Goodyear
Sears Roebuck & Co.
Bethlehem Steel
Exxon
IBM
Texaco
General Electric
Coca-Cola
General Motors
Union Carbide
McDonald's
Walt Disney
Chevron
AT&T
Caterpillar
Westinghouse Electric
Boeing
Woolworth
Merck
Aluminum Co. of America


A Simple Strategy For Total Return:

The Select Ten Portfolio seeks total return by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA) for about one year. Many are household names. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. Investing in a number of quality stocks when their prices are depressed is a strategy designed to increase the potential for total return.

How The Portfolio Works

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield shortly before the initial offering date (the "Strategy Stocks") and holds them for about a year. The Portfolio will remain relatively fixed during this time. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next portfolio of the then-current Strategy Stocks, if available, or you can take the cash.

Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. the value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

Series From Inception through 9/30/96                     Most Recent Completed Portfolio

                        Inception           Return                              Period             Return

A Series                  1/3/92            14.30%        A Series          1/9/95-2/23/96         34.72%

B Series                 5/17/91            14.48%        B Series          5/10/95-6/28/96        25.32%

C Series                  9/1/92            16.90%        C Series          9/7/94-9/29/95         22.41%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.

For more complete information about the latest Equity Income Fund Select Ten Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read it carefully before you invest.